UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2026

LandBridge Company LLC

(Exact name of registrant as specified in its charter)

Delaware	001-42150	93-3636146
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5555 San Felipe Street, Suite 1200 Houston, Texas 77056
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (713) 230-8864

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A shares representing limited liability company interests	LB	New York Stock Exchange NYSE Texas, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On February 25, 2026, LandBridge Company LLC (NYSE: LB; NYSE TX: LB) (the “Company”) announced its financial results for the quarter and fiscal year ended December 31, 2025. A copy of the press release is furnished hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 2.02, including Exhibit 99.1 incorporated herein by reference, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Item 7.01	Regulation FD Disclosure.

The information set forth under Item 2.02 is incorporated into this Item 7.01 by reference as if fully set forth herein.

In addition, on February 25, 2026, the Company posted an investor presentation on its website. The presentation, titled “LandBridge 4Q 2025 Earnings Presentation,” may be found at https://ir.landbridgeco.com in the “Events and Presentations” section on the Company’s “Investor Relations” webpage. Investors should note that the Company announces financial information in filings with the U.S. Securities and Exchange Commission, press releases and public conference calls as well as on its website. The Company may use the “Investor Relations” webpage and other sections of its website to communicate with investors, and it is possible that the financial and other information posted there could be deemed to be material information.

The information contained or referred to in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release of LandBridge Company LLC, dated February 25, 2026.
104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANDBRIDGE COMPANY LLC

By:	/s/ Scott L. McNeely
Name: Scott L. McNeely
Title: Chief Financial Officer

Date: February 25, 2026